UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2022

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	WWE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2022, World Wrestling Entertainment, Inc. (the “Company”) and its Board of Directors announced that a special committee of independent members of the Board of Directors (the “Special Committee”) is conducting an investigation into alleged misconduct by the Company’s Chairman and Chief Executive Officer, Vincent K. McMahon, and another executive. Effective immediately, Mr. McMahon has voluntarily stepped back from his responsibilities as Chairman and Chief Executive Officer until the conclusion of the investigation.

Effective as of June 17, 2022, the Special Committee appointed Stephanie McMahon, Chief Brand Officer and a director of the Company, to serve as the Company’s interim Chief Executive Officer and interim Chairwoman.

Biographical and other information regarding Ms. McMahon is included in the Company’s definitive proxy statement for its 2022 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 8, 2022 (the “Proxy Statement”), which information is incorporated herein by reference. Ms. McMahon is the daughter of Mr. McMahon and the wife of Paul Levesque, EVP, Global Talent Strategy & Development and a director of the Company. There are no arrangements or understandings with any person pursuant to which Ms. McMahon was selected as interim Chief Executive Officer or interim Chairwoman of the Company. Any transactions directly or indirectly involving Ms. McMahon that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are disclosed in the Proxy Statement.

Item 7.01Regulation FD Disclosure.

On June 17, 2022, the Company and its Board of Directors issued a press release announcing the stepping back of Mr. McMahon and the appointment of Ms. McMahon, a copy of which is attached as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

99.1Press Release of World Wrestling Entertainment, Inc., dated June 17, 2022.

104Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

Dated:	June 22, 2022	By:	/s/ FRANK A. RIDDICK III
Frank A. Riddick III
Chief Financial & Administrative Officer